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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2005

SUN NEW MEDIA INC.
(Exact name of Registrant as specified in charter)

MINNESOTA	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar		CA 91765
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		1-888-865-0901 ext. 322

SE GLOBAL EQUITIES CORP.
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Share Purchase Agreement to Acquire Sun New Media Group Limited
  Date of completion of the transaction: September 18, 2005:

  Brief description of the assets involved: Sun New Media Inc. (the "Registrant") entered into a share purchase agreement with Sun Media Investment Holdings Limited ("Sun Media") dated July 21, 2005 (the "Share Purchase Agreement"). Under the terms of the Share Purchase Agreement the Registrant acquired 100% of the issued and outstanding shares of Sun New Media Group Limited ("SNMG").

  The main business asset of SNMG is a deed providing it with the distribution and programming rights of Sun Media's core television programs produced by Sun 365 Company Ltd., another subsidiary company of Sun Media. These distribution and programming rights include the television shows Yang Lang One on One, C'est la Vie, C'est la Vie Daily, 66 Places of a Lifetime, Olympics and Me and selected electronic publishing products produced by Compass Multi-Media Inc.  In addition to the programs rights, Sun Media has provided The Registrant with a profit guarantee of US$3 million within the following fiscal year-end after the close of the Share Purchase Agreement.

  As part of the Share Purchase Agreement Sun Media transferred $100,000 cash capital to the Registrant's existing US brokerage business as new operating capital on closing of the Share Purchase Agreement. Pursuant to the Share Purchase Agreement SNMG is required to transfer an additional $100,000 to the Registrant's existing US brokerage business one year after the close of the Share Purchase Agreement.

  Identity of the person(s) from whom the assets were acquired or to whom they were sold and the nature of any material relationship: The Registrant acquired all of the issued and outstanding shares of SNMG from Sun Media an arm's length party to the Registrant.

  The Registrant was introduced to Sun Media in the late fall of 2004. The parties entered into a Term Sheet on January 7, 2005, which outlined the basis in which The Registrant would purchase certain fiber optic business assets of a subsidiary company of Sun Media. In June 2005, after considerable effort and time it became clear to the parties that due to the size of the transaction it would take another four to six months to complete the due diligence and audit process necessary to go forward with the originally proposed transaction. The parties began discussing the possibility of The Registrant in the interim acquiring other business assets held by Sun Media which has resulted in the parties entering into the Share Purchase Agreement to acquire SNMG. The previously proposed transaction has been put on hold by the parties. No formal asset or purchase agreement was ever signed by the parties concerning the foregoing transaction. Prior to the foregoing and the execution of the Share Purchase Agreement, there was no relationship between The Registrant and its affiliates with Sun Media or related parties to the Share Purchase Agreement.

  Nature and amount of consideration given by Registrant: The Registrant issued 50,000,000 shares of its common stock to Sun Media as consideration for Sun Media selling all of the issued and outstanding shares of SNMG to the Registrant. The Registrant issued an additional 5,000,000 shares to two parties who introduced Sun Media to the Registrant as a finders'fee. Sun Media and the two introducing parties now hold approximately 85.53% of the Registrant's issued and outstanding common shares.

  Other terms of the Share Purchase Agreement:
  Prior to closing the Share Purchase Agreement the Registrant amended its Articles of Incorporation to:
    change its name from "SE Global Equities Corp." to "Sun New Media, Inc.";
    complete a two for one reverse stock split of the issued and outstanding shares of common stock of the Registrant; and
    amend its authorized share capital to consist of 750,000,000 shares of common stock with a par value of $0.01 per share; and 250,000,000 shares of preferred stock with a par value of $0.01 per share.

Supporting Agreements to Share Purchase Agreement

A number of other agreements have been entered into by the Registrant concurrent with the Share Purchase Agreement or agreed to enter into in support of the share purchase transaction. These agreements include a finder's fee agreement, pooling agreement, share holding agreement, stock purchase agreement and management agreement.

  Finder's Fee Agreement. The Registrant has issued 5,000,000 shares of its common stock on a post split basis as a finder's fee to New Eager Investments Limited and Beckford Finance SA, two agents of Sun Media which introduced the parties (the "Finders"). These shares were issued by the Registrant concurrent with the closing of the Share Purchase Agreement on September 18, 2005.
  Pooling Agreement. Sun Media and certain other stockholders have placed their shares held of common stock of the Registrant into a pooling agreement. These shares are held by the Registrant's transfer agent. The pooling agreement is for a term of two years. The first release of shares under the pooling agreement is to occur six months after the close of the Share Purchase Agreement. The beneficial holders retain the right to vote their shares as they see fit. The shares in the pooling agreement are subject to all applicable hold periods.
  Share Holding Agreement. Capital Alliance, the Registrant and Sun Media have entered into a share holding agreement whereby Capital Alliance has agreed to maintain its shareholdings in the Registrant to an agreed upon number of shares over a two year period from closing the Share Purchase Agreement. If the Registrant conducts a reverse split of its stock within three years of closing the Share Purchase Agreement, the Registrant will issue Capital Alliance shares from treasury to maintain the number of shares Capital Alliance held prior to the reverse split conducted.
  Stock Purchase Agreement. Capital Alliance has sold 500,000 pre-split shares of common stock of the Registrant to Sun Media for US$ 450,000. The parties completed this sale on September 18, 2005.
  Management Agreement. The Registrant and Capital Alliance have agreed to enter into a management agreement. Under the terms of the agreement Capital Alliance will provide the Registrant with advice and assistance in managing its securities brokerage business and guidance with respect to public company issues. Capital Alliance will not be responsible for the content of the Registrant's regulatory filings. The term of the agreement is for two years from closing the Share Purchase Agreement. Capital Alliance has received 250,000 shares of common stock of the Registrant as full consideration for these services.

A copy of the Share Purchase Agreement and related agreements are filed as exhibits to this Form 8-K and are incorporated in this Item 2.01 by reference. The description of the Share Purchase Agreement and related agreements above is qualified in their entirety by reference to the full text of the Share Purchase Agreement and related agreements.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant in exchange for all of the issued and outstanding shares of SNMG issued Sun Media, and two parties who introduced Sun Media to the Registrant, an aggregate total of 55 million shares of its common stock on a post split basis in connection with the share purchase agreement.

All of the foregoing issuances were made by the Registrant pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.

The Registrant has also agreed to issue 250,000 shares of its common stock to Capital Alliance Group Inc. in satisfaction of amounts due under a management agreement further described under Item 2.01. The Registrant has agreed to register this share issuance under Form S-8.

ITEM 5.01 - CHANGES IN CONTROL OF THE REGISTRANT

Prior to the closing of the Share Purchase Agreement, the Registrant had approximately 9,056,870 shares of common shares outstanding on a consolidated basis. Following the completion of the Share Purchase Agreement and related transactions, the Registrant had approximately 64,306,870 shares of common stock issued and outstanding, of which 50,250,000 shares or 78.14% of these shares are now owned by Sun Media and 5,000,000 or 7.8% are owned by the two finders to the Share Purchase Agreement transaction. Together Sun Media and the Finders hold 55,000,000 or 85.53% of the issued and outstanding shares of the Registrant.

As discussed in Item 5.02 below, which item is incorporated herein by reference, under the terms of the Share Purchase Agreement, the existing board of directors and officers of the Registrant resigned and a new board of directors and new officers were appointed on closing the Share Purchase Agreement. Messrs. Bruno Wu, Chauncey Shey, and John Zongyang Li were elected to the board of directors of the Registrant by the stockholders of the Registrant which took effect on closing the Share Purchase Agreement on September 18, 2005. The new board of directors appointed three additional members to the board of directors, Messrs. Yucheng Ding, and Xiaotao Chen and Ms. Kay Koplovitz. The current directors and officers of the Registrant Messrs. Hong-Lip Yow, Toby Chu, Prithep Sosothikul, G. David Richardson, and Sukanya Prachuabmoh resigned on the closing of the Share Purchase Agreement. Mr. Bruno Wu was appointed to the office of Chairman, Mr. Yucheng Ding was appointed Chief Executive Officer, Mr. Xiatao Chen was appointed Chief Operations Officer, Ms. Fendi Chung-Yee Cheung was appointed to the offices of Chief Financial Officer and Secretary and Mr. Chauncey Shey and Ms. Kay Koplovitz were appointed to the office of Vice-Chairman. These changes took effect immediately after closing of the transaction.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Stockholders of the Registrant in a meeting held September 12, 2005, elected Messrs. Bruno Wu, Chauncey Shey, and John Zongyang Li to the board of directors on closing the Share Purchase Agreement. The new board of directors appointed three additional members to the board of directors, Messrs. Yucheng Ding, and Xiaotao Chen and Ms. Kay Koplovitz. The current directors and officers of the Registrant Messrs. Hong-Lip Yow, Toby Chu, Prithep Sosothikul, G. David Richardson, and Sukanya Prachuabmoh were required to resign on the closing of the Share Purchase Agreement. As a result of the foregoing resignations and elections, there are currently six (6) directors of the Registrant.

Also effective as of the effective time of closing the Share Purchase Agreement, all of the officers of the Registrant resigned and the board of directors appointed the officers listed below, all of whom were previously officers of SNMG. Set forth below is the name of each officer and director of the Registrant, the principal positions and offices he or she holds with the Registrant, each effective as of September 18, 2005, and a brief description of that person's business experience during the past five (5) years:
Name	Age	Position

Bruno Wu	39	Chairman and Director
Yucheng Ding	39	Chief Executive Officer and Director
Xiaotao Chen	48	Chief Operations Officer and Director
Chauncey Shey	47	Vice Chairman and Independent Director
Kay Koplovitz	60	Vice Chairman and Independent Director
John Zongyang Li	49	Executive Director
Fendi Chung-Yee Cheung	36	Chief Financial Officer and Secretary

Mr. Bruno Wu, Chairman and Director. Mr. Bruno Wu is the cofounder and Executive Chairman of Sun Media Investment Holdings Ltd. ("Sun Media"), one of the leading private media groups in China. Sun Media currently holds investment interests in eleven (11) media related companies in Asia and its portfolio includes thirty-one (31) magazine titles, three (3) newspapers, ten (10) broadcasting television channels, three (3) websites and various equity stakes in internet, multimedia products, education and college, sports and racing, and music and entertainment. Sun Media currently operates in fifteen (15) cities across nine (9) counties and regions.
Prior to Sun Media, Mr. Wu was the Chief Operating Officer from June 1998 to February 1999 of ATV, one of the two free-to-air networks in Hong Kong. He drastically improved ATV's performance ratings and financial standings. From 2001 to 2002, Mr. Wu was also the co-chairman of SINA Corporation, the world's largest Chinese internet media company. Mr. Wu received his Diploma of Studies in French Civilization from the University of Savoie, France in 1987, and graduated with a Bachelor of Science in Business Administration-Finance from Culver-Stockton College in Missouri in 1990. He later received his Master of Arts in International Affairs from Washington University, Missouri in 1993, and in 2001, he received his Ph.D. from the International Politics Department of College of Law, Fudan University, Shanghai, China.

Mr. Wu is a member of the international council of Museum of Television and Radio in New York and Los Angeles, and a member of both the International Council and the Foundation of The International Academy of Television Arts and Sciences USA, the organization that issues the annual International Emmy Award. In 2003, Mr. Wu was appointed as the Chairman of the iEMMYs Festival for a term of two years. Mr. Wu is also a trustee of the Board of Foreign Affairs University of China, the cradle of Chinese diplomats. In October 1998, Mr. Wu received the Super Media Star Award issued by Hong Kong - Macau Distinguished Person's Society.

Yucheng Ding, Chief Executive Officer and Director. Since October 2004, Mr. Ding has been the Vice-Chairman of Sun Media Investment Holdings Ltd. Prior to joining Sun Media, Mr. Ding was the Deputy Chief Economist and General Manager of CITIC Securities Company Limited (April 1998 to September 2004). In addition to serving on the Board of Directors or Sun Media and the Registrant, he also currently serves on the Board of Director of Asia Satellite Telecommunications Holdings Ltd. Mr. Ding is a graduate of the University of Tsing Hua, and holds a MBA degree from the Katz Graduate School of Business - University of Pittsburgh, and a Ph.D. from the School of Economics & Management - University of Tsing Hua.

Xiaotao Chen, Chief Operations Officer and Director. Mr. Chen is the Chief Executive Officer and Executive Director of Sun Media Investment Holdings Limited. Prior to joining Sun Media, he was the President and Executive Director of Stone Group Holdings Limited. Since joining the Stone Group in 1989, he has held various corporate responsibilities including international trade, investments and corporate/business development. Mr. Chen at one time also served as the President for Sun Stone Media Group Limited and other media companies, in charge of daily operations and mergers and acquisitions for televisions and print publications. In addition to the foregoing, Mr Chen possesses other extensive experience in operations management and business development. He was the leader and chief negotiator in the acquisition of a famous healthcare company that has the renowned brand "Nao Bai Jin" and the largest network of healthcare products in the PRC. The value of the healthcare company is more than US$200 million. Mr Chen also led and coordinated the investment into one of the leading cable networks in the PRC that now has a value of more than RMB 1.5 billion.

Kay Koplovitz, Vice-Chairman and Independent Director. Ms. Kay Koplovitz is the Founder of USA Networks, and was the first female network president in television history, serving as chairman and CEO from 1977 to 1998. Under her direction, USA became the largest provider of original basic cable programming. Ms. Koplovitz also launched the Sci-Fi Channel and USA Networks International, which operates channels in Latin America, Europe, and southern Africa. She is the former President of the National Academy of Television Arts & Sciences. She served as the Presidential appointee to chair the National Women's Business Council from 1998 to 2001, created Springboard Enterprises, a national non-profit organization that matches venture capital and women entrepreneurs in high growth businesses. She also founded Angels4Equity, now called Boldcap Ventures LLC, in 2001, a fund comprised of high net worth women who invest in early stage companies. In 1998, she co-founded Koplovitz & Co., LLC, a New York-based media and investment advisory firm, with her husband, William C. Koplovitz, Jr., and currently serves as a principal. . Ms. Koplovitz also currently serves on the board of Liz Claiborne, Inc. (since 1991; NYSE: LIZ), Boldcap Ventures LLC (2001) and Instinet Group Incorporated (since June 2001; NASDAQ: INGP).

Winner of numerous awards, Ms. Koplovitz has been recognized throughout her career for her entrepreneurial spirit and industry accomplishments. She is the author of Bold Women, Big Ideas, published in 2002. More information can be found on her company's website at http://www.koplovitz.com.

Mr. John Zongyang Li, Executive Director. Mr. John Li is the President and Chief Investment Officer of Sun Media Investment Holdings Ltd. Concurrently, he also serves as the Chairman and Chief Executive Officer of Auston International Group in Singapore.

Prior to his current positions, Mr. Li served in two Hong Kong listed companies as Executive Director and Executive Deputy Chief Executive Officer of Sun Media Group, and Deputy Chairman and Acting Chairman of Leadership Publishing Group. Mr. Li also worked for 10 years with Framlington Investment Management Company Ltd., a leading investment management company in London, where he served as a Senior Fund Manager and the Head of the Asia Pacific region. Mr. Li holds a Bachelor degree in Economics from Peking University, and a Master of Business Administration degree from Middlesex University Business School in London. He is a founding member of the Society of Hong Kong Economy in Beijing.

Mr. Chauncey Shey, Vice Chairman and Independent Director. Mr. Chauncey Shey is the president and CEO of Softbank China Holding, and the managing partner of Softbank China Venture Capital (SBCVC). He is a co-founder and Director of UTStarcom Inc. (NASDA: UTSI), and served as UTStarcom's Executive Vice-President from 1995 to July, 1999. From 1991 to 1995, Mr. Shey was Executive Vice-President of StarCom Network Systems Inc., a telecom equipment provider; and Executive Vice President of StarCom Products Inc., a consulting business that develops software products and provides expertise in the fields of computers and telecommunications. From 1990 to 1991, Mr. Shey was a consultant to ATandT Bell Labs, and from 1986 to 1990, he was with DGMandS, a telecom software company. He holds a B.S. in Electrical Engineering from Shanghai Jiao Tong University and an M.S. in Computer Science from the State University of New York.

Ms. Fendi Chung-Yee Cheung, Chief Financial Officer and Secretary. Ms Cheung is the Chief Financial Officer (Greater China) of the Sun Media Investment Holdings Limited. Ms Cheung has more than 12 years experience in a wide range of financial matters of companies in Hong Kong and PRC, including four spent as Financial Controller with companies listed in the Hong Kong Exchanges and Clearing Limited. Ms Cheung holds a Bachelor Degree of Arts in Accountancy from City Polytechnic of Hong Kong, and is a fellow member of the Associate of Chartered Certified Accountants; associate member of the Hong Kong Institute of Certified Public Accountants, and associate member of the Institute of Chartered Secretaries and Administrators and the Hong Kong Institute of Company Secretaries.

Family relationships. There is no family relationship among the above officers and directors.

Certain Relationships and Related Transactions. There are no relationships or related transactions required to be disclosed concerning the new board of directors other than those which have already been disclosed in this Form 8-K filing.

ITEM 5.03 - AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BYLAWS; CHANGE IN FISCAL YEAR END
  Articles of Amendment. Before the closing of the Share Purchase Agreement, the Registrant filed an amendment to its Articles of Incorporation (the "Amendment"). Such Amendment:
  completed a two for one reverse stock split of the issued and outstanding shares of common stock of the Registrant;
  amended the Registrant's authorized share capital to consist of 750,000,000 shares of common stock with a par value of $0.01 per share; and 250,000,000 shares of preferred stock with a par value of $0.01 per share; and
  changed the name of the Registrant from "SE Global Equities Corp." to "Sun New Media Inc."
  Change in Fiscal Year End. On September 18, 2005, the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The new fiscal year will begin on October 1 and end on September 30th of each year, effective with the year ending September 30, 2005. As reported in Item 2.01 above, the Share Purchase Agreement was treated as reverse acquisition of the Registrant by SNMG. SNMG's fiscal year ends on September 30th. In accordance with the position of the Accounting Staff Members in the SEC's Division of Corporation Finance as expressed in "Division of Corporation Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance" dated March 31, 2001, because the Registrant elected to adopt the fiscal year of its accounting acquirer, no transition report is necessary.

ITEM 8.01 - OTHER EVENTS

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
  Financial Statements of Business Acquired.

SNMG's fiscal year end is September 30th .

SNMG's audited financial statements from inception June 6, 2005 to July 11, 2005, immediately follow:

Audited Financial Statements
Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)
Period from June 6, 2005 (Date of incorporation)
to July 11, 2005

Sun New Media Group Limited

(Formerly known as Spearhead Group Limited)

Index to Financial Statements

Period from June 6, 2005 (date of incorporation) to July 11, 2005

Report of Independent Certified Public Accountants	F1
Statement of operations	F2
Balance Sheet	F3
Statement of Changes in Stockholder's Equity	F4
Statement of Cash Flows	F5
Notes to Financial Statements	F6 - F8

Moors Rowland Mazars	Chartered Accountants Certified Public Accountants
Report of Independent Certified Public Accountants	34th Floor, The Lee Gardens 33 Hysan Avenue Causeway Bay, Hong Kong
To the Board of Directors and Stockholders of Sun New Media Group Limited (Formerly known as Spearhead Group Limited)	Tel: (852) 2909 555 Fax: (852) 2810 0032 Email: info@mr-mazars.co.hk Website: www.mr-mazars.com.hk

We have audited the accompanying balance sheet of Sun New Media Group Limited (Formerly known as Spearhead Group Limited) (the "Company") as of July 11, 2005 and the related statement of operations, changes in stockholders' equity and cash flows for the period from June 6, 2005 (date of incorporation) to July 11, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of July 11, 2005 and the results of its operations and its cash flows for the period from June 6, 2005 (date of incorporation) to July 11, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Moores Rowland Mazars

Moores Rowland Mazars
Chartered Accountants
Certified Public Accountants
Hong Kong, August 10, 2005

A member of Moores Rowland International an association of independent accounting firms throughout the world	A member firm of Mazars

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of operations
Period from June 6, 2005 (date of incorporation) to July 11, 2005

Period ended July 11,
2005
USD

Operating revenues	-
Operations expenses	-

Net Income	-

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Balance Sheet
As of July 11, 2005

		As of July 11
		2005
	Note	USD
CURRENT ASSET
Deposit in trust	3	250,000

STOCKHOLDERS' EQUITY

Common stock and paid-in capital, USD1.00 par value: - 500,000 shares authorized
- 250,000 shares issued and outstanding	1	250,000

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of Changes in Stockholders' Equity
Period from June 6, 2005 (date of incorporation) to July 11, 2005

	Common Stock			Accumulated other comprehensive income
			Additional paid-in capital		Retained earnings
	No of shares	Par value				Total
		USD	USD	USD	USD	USD

Balance at June 6, 2005	-	-	-	-	-	-
Allotment of share for cash on June 22, 2005	1	1	-	-	-	1
Allotment of shares for cash on July 9, 2005	249,999	249,999	-	-	-	249,999

Balance at July 11, 2005	250,000	250,000	-	-	-	250,000

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of Cash Flows
Period from June 6, 2005 (date of incorporation) to July 11, 2005

Period ended 11 July
2005
USD
Cash flow from operating activity
Net income	-

Net cash provided by operating activity	-

Cash flow from financing activity
Issuance of common stock	250,000

Net cash provided by financing activity	250,000

Net increase in cash and cash equivalents	250,000
Cash and cash equivalents, beginning of fiscal period	-

Cash and cash equivalents, end of fiscal period	250,000

Supplementary disclosure information:

Interest expense	-
Income taxes paid	-

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005

1. BASIS OF FINANCIAL STATEMENT PRESENTATION AND CORPORATE INFORMATION

Spearhead Group Limited ("SGL" or "the Company") was incorporated in the British Virgin Islands on June 6, 2005 as a limited liability company. As disclosed below, as of June 6, 2005, SGL had authorized capital US Dollar ("USD") 50,000 consisting of common stock of 50,000 shares with a par value of USD1.00 per share. One share of common stock was issued for cash to Sun Media Investments Holdings Limited ("SMIH") on June 22, 2005. The name of the Company was changed to Sun New Media Group Limited ("SNMG") on July 8, 2005.

On June 30, 2005, a resolution of the sole director of the Company pursuant to Clause 97 of the Articles of Association of the Company was passed increasing SNMG's authorized capital from USD50,000 to USD500,000 by the creation of 450,000 new shares of USD1.00 par value common stock with each new share ranking pari passu in all respects with the existing shares of the Company. The resolution was filed with the Registry of Corporate Affairs BVI Financial Services Commission on July 8, 2005. On July 9, 2005, SNMG issued an additional 249,999 shares of common stock to the Company's sole stockholder, SMIH.

SMIH was incorporated in the British Virgin Islands with limited liabilities on 12 June 2001. SMIH is an investment group focusing on growth opportunities in media markets in Asia, particularly Greater China.

The Company has had no operations since its incorporation, but the Company plans to be engaged in the provision of managerial and marketing services for the distribution and promotion of television programs and electronic publishing materials and websites (collectively the "Products"). On July 1, 2005, SMIH, Sun New Media Holdings Limited ("SNMH"), a limited company incorporated in the British Virgin Islands and wholly owned by SMIH, and the Company entered into a Deed (the "Deed") whereby the Company is appointed by SNMH to provide management and support services exclusively to SNMH's subsidiaries, Sun 365 Multi-Media Holdings Limited ("Sun 365") and Compass Multimedia Limited ("Compass") (collective the "Joint Venture Companies"), in relation to the promotion and marketing of various Products in the People's Republic of China ("PRC") and North America markets for a period of ten years ("Distribution Services"). Sun 365 and Compass are directly owned as to 85% and 51% by SMIH respectively.

According to the Deed, the Joint Venture Companies own the copy rights of numerous popular self-produced television programs. The programs include, but are not limited to, 'Yang Lan One On One', 'C'est La Vie!', 'C'est La Vie Daily', '66 Places of a Lifetime', 'Olympic and Me', distributed and broadcasted in the PRC. In addition, the Joint Venture Companies are also engaged in the provision of electronic publishing materials and websites to corporate and individual consumers.

In consideration for the provision of the Distribution Services, the Company will be entitled to:

    management of the day to day operations and affairs of the Joint Venture Companies;
    revenues generated by the Joint Venture Companies in connection with the advertising, marketing, corporate sponsorship and program distribution of the Products;
    receive distribution of profits from the Joint Venture Companies by way of dividend or otherwise; and

     receive any and all future revenue generated from the business activities of the Company.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005

In the event that the net profit after taxation generated by the Company pursuant to the Deed for the period from October 1, 2005 to September 30, 2006 is less than US$3 million, SNMH shall pay to the Company the deficiency upon demand. Other than this compensation for any shortfall in the net profit for the year ending September 30, 2006, no consideration in cash term will be payable to SNMG by SNMH or SMIH.

The Company did not record any value to the distribution rights deeded to the Company in connection with the agreement with SNMH and SMIH described above. This determination was made based on this being a non-monetary transaction with a related party on whose financial statements the distribution rights had a nil carrying value in accordance with United States Generally Accepted Accounting Principles.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation

The measurement basis used in the preparation of the financial statements is historical cost.

 Accounting Principles

The financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in the United States of America.

 Income taxes

The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reserve. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

 Foreign currencies

SNMG's functional currency is Reminbi. The assets and liabilities of the Company are translated at the exchange rates in effect at the balance sheet date and related revenue and expenses are translated at average exchange rates during the year. Related transaction gains or losses are reported as a separate component of accumulated other comprehensive income (loss). Foreign currency transaction gains and losses are included in the statement of operations.

3. CASH - DEPOSIT IN TRUST

The balance represents subscription monies received from the sole stockholder which is held in trust by the Company's attorney. The Company is able to utilize the deposit at its discretion.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005

4. POST BALANCE SHEET EVENT

Pursuant to the Share Purchase Agreement dated July 21, 2005, SNMG's sole stockholder, SMIH, agreed to sell to SE Global Equities Corp. ("SE Global"), a company incorporated in Minnesota, U.S.A 100% of the issued and outstanding shares of the Company. Upon closing of the aforesaid transaction, SE Global will be come the immediate holding company of SNMG.

(b) Pro forma financial information.

The acquisition of all the issued and outstanding shares of SNMG is described as a "reverse acquisition" to be reflected as a recapitalization with SNMG as the accounting acquirer.

The accompanying pro forma combined condensed consolidated financial statements are provided for informational purposes only. They are not necessarily indicative of the results that will be achieved for future periods. The accompanying pro forma condensed consolidated financial statements do not purport to represent what the Registrants's results of operations or financial position would actually have been if the Transaction had, in fact, occurred on March 31, 2005. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant's latest Form 10-QSB filed on Edgar August 15, 2005.

Unaudited Pro Form Consolidated Balance Sheet

The Unaudited Pro-Forma Consolidated Balance Sheet reflects financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of Sun New Media Group Limited ("SNMG") in exchange for 50 million post-consolidation shares of common stock of SE Global Equities Corp. ("SE Global"). In contemplation of the acquisition, SE Global will effect a two-for-one reverse split of common stock existing as of the acquisition date. Concurrent with the acquisition, SE Global will issue 5 million post-consolidation shares of common stock as finders' fees in connection with the transaction and 250,000 post-consolidation shares of common stock as a prepayment to its pre-acquisition controlling stockholder for future management services.

The acquisition is to be recorded as a reverse acquisition. The liabilities of SE Global exceeded assets and the resulting net liability position of $56,086 is recorded as a reduction of additional paid-in capital. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction as applicable to reverse acquisitions. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Proxy Statement.

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on July 11, 2005. SNMG was inactive for the 36-day period from its inception (June 6, 2005) to July 11, 2005. Accordingly, pro-forma consolidated statements of operations have not been presented.

The Pro-Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on July 11, 2005; nor does it purport to present the financial position for future periods.

SE GLOBAL EQUITIES CORP.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)

	SE Global (as at June 30, 2005)	SNMG (as at July 11, 2005)	Adjustments		Pro-forma Consolidated

ASSETS

CURRENT
Cash and short-term investments	$ 53,395	$ -	$ -		$ 53,395
Accounts receivable	-	-	-		-
Prepaid expenses and deposits	31,082	-	775,000	(4)	806,082

	84,477	-	775,000		859,477
CASH IN ESCROW	-	250,000	-		250,000
FIXED ASSETS	19,248	-	-		19,248
CLEARING BROKER DEPOSIT	36,980	-	-		36,980

	$ 140,705	$ 250,000	$ 775,000		$ 1,165,705

LIABILITIES

CURRENT
Accounts payable	$ 53,977	$ -	$ -		$ 53,977
Loan payable	-	-	-		-

	53,977	-	-		53,977

DUE TO CAPITAL ALLIANCE GROUP	142,814	-	-		142,814

	196,791	-	-		196,791

STOCKHOLDERS' EQUITY (CAPITAL DEFICIT)

CAPITAL STOCK	180,237	250,000	(90,118) 250,000 50,000 2,500	(1) (2) (3) (4)	642,619
ADDITIONAL PAID-IN CAPITAL	5,967,609	-	(5,967,609) (146,205) (250,000) (50,000) 772,500	(1) (1) (2) (3) (4)	326,295
ACCUMULATED DEFICIT	(6,203,932)	-	6,203,932	(1)	-

	(56,086)	250,000	775,000		968,914

	$ 140,705	$ 250,000	$ 775,000		$ 1,165,705
The accompanying notes are an integral part of this pro-forma consolidated balance sheet.

SE GLOBAL EQUITIES CORP.
NOTES TO THE PRO-FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
  The acquisition of SNMG has been accounted for as a reverse acquisition whereby the Pro Forma Consolidated Balance Sheet of SE Global Equities Corp. is presented as a continuation of SNMG. The acquisition is recorded at the fair value of the net assets of SE Global Equities Corp. which prior to the acquisition approximates book value of $Nil due to a net liability position. The adjustment necessary is to reclassify amounts between capital stock and additional paid-in capital to reflect the par value stock of SE Global. Using common shares outstanding at June 30, 2005 of 9,011,870 (post-consolidation), the par value of shares existing in SE Global at the acquisition date is $90,118. The net liability of SE Global at June 30, 2005 of $56,086 results in a reduction of additional paid-in capital of $146,205.
  A reclassification is necessary to adjust the par value associated with the 50 million post-consolidation shares of SE Global common stock issued to SNMG's stockholder. Par value associated therewith is $500,000.
  To reflect the issuance of 5 million post-consolidation shares of SE Global's common stock as a finder's fee for the transaction.
  To account for the issuance of 250,000 post-consolidation shares of SE Global's common stock to Capital Alliance Group as a prepayment for future management services where the value was determined based upon the quoted market value of SE Global's common stock on July 11, 2005 (adjusted for consolidation).

(c) Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Share Purchase Agreement dated July 21, 2005
3.1	Articles of Amendment Effective Date September 15, 2005
4.1	Pooling Agreement dated September 18, 2005
10.1	Finders Fee Agreement dated July 21, 2005
10.2	Stock Purchase Agreement between Capital Alliance and Sun Media dated July 21, 2005
10.3	Management Agreement dated September 18, 2005
10.4	Share Holding Agreement between Capital Alliance, SE Global and Sun Media dated September 18, 2005
23.1	Consent of Moores Rowland Mazars, independent auditors of SNMG
99.1	Press Release dated September 22, 2005
99.2	Press Release dated September 20, 2005
99.3	Press Release dated September 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Bruno Wu
_________________________________
Bruno Wu, President, CEO and Chairman

Dated: September 22, 2005